UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 10, 2012

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 10, 2012, Acorda Therapeutics, Inc. issued a press release announcing safety data from more than 62,400 people with multiple sclerosis (MS) taking AMPYRA (dalfampridine) Extended Release Tablets, 10 mg during the first two years of availability in the United States. The data showed that the safety profile of AMPYRA is similar to that observed in clinical trials.  This analysis was presented at the 28th Congress of the European Committee for Treatment and Research in Multiple Sclerosis (ECTRIMS), being held in Lyon, France from October 10-13. AMPYRA is known as prolonged-, modified, or sustained-release fampridine (FAMPYRA®) in some countries outside the United States.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

October 10, 2012	By:	David Lawrence
Name: David Lawrence
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 10, 2012